SUBSEQUENT EVENTS SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
SUBSEQUENT EVENTS
Short-term Debt
On January 8, 2018, we entered into an additional credit facility under which the Company may borrow up to $1.5 billion on an unsecured, revolving basis. Funds borrowed may be used for general corporate purposes, including commercial paper backstop and acquisitions. This facility is scheduled to expire on January 7, 2019.

Business Acquisition
On January 31, 2018, we completed the acquisition of all of the outstanding shares of Amplify Snack Brands, Inc. (“Amplify”), a publicly traded company based in Austin, Texas that owns several popular better-for-you snack brands such as SkinnyPop, Oatmega, Paqui and Tyrrells. Amplify's anchor brand, SkinnyPop, is a market-leading ready-to-eat popcorn brand and is available in a wide range of food distribution channels in the United States. The business enables us to capture more consumer snacking occasions by creating a broader portfolio of brands and is expected to generate 2018 post-acquisition net sales of approximately $375,000 to $385,000.
The purchase consideration for the outstanding shares totaled approximately $908,000, or $12.00 per outstanding share. In connection with acquisition, the Company paid a total amount of approximately $607,000 to pay in full all outstanding debt owed by Amplify under its existing credit agreement as of January 31, 2018. Funding for the acquisition and repayment of the acquired debt consisted of cash borrowings under the Company's new revolving credit facility. We are currently in the process of determining the allocation of the purchase price, which will include the recognition of identifiable intangible assets and goodwill. We anticipate that the value of Amplify's acquired net assets will be minimal. Goodwill is being determined as the excess of the purchase price over the fair value of the net assets acquired (including the identifiable intangible assets) and is not expected to be deductible for tax purposes. The goodwill that will result from the acquisition is attributable primarily to cost-reduction synergies as Amplify leverages Hershey's resources, expertise and capability-building.
Long-term Debt
On May 3, 2018, we issued $350,000 of 2.90% Notes due in 2020, $350,000 of 3.10% Notes due in 2021 and $500,000 of 3.375% Notes due in 2023 (the "Notes"). The net proceeds of these Notes will be used to repay a portion of the commercial paper we issued to fund the acquisition of Amplify and pay related fees and expenses, and for general corporate purposes. The Notes were issued under a shelf registration statement on Form S-3 filed in June 2015 that registered an indeterminate amount of debt securities.